UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) September 30,
                              2005


                    American Water Star, Inc.
     (Exact name of registrant as specified in its charter)


       Nevada               001-32220            87 - 0636498

   (State or other       (Commission File       (IRS Employer
   jurisdiction of           Number)         Identification No.)
   incorporation)


       4560 SOUTH DECATUR BOULEVARD                 89103
                 SUITE 301
             LAS VEGAS, NEVADA

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (702) 740-7036

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 30, 2005 and October 3, 2005, the holders of secured promissory notes made by our President and Chief Executive Officer, Roger Mohlman, foreclosed on the collateral securing the notes.
Mr. Mohlman pledged a total of 6,678,572 shares owned by him as collateral for the loans, which loans provided for full recourse in the event of default. After written notice from each of the holders that a bona fide default had occurred, and Mr. Mohlman's failure to cure the default within the time allotted, each holder proceeded with foreclosure on the collateral.

The direct link to Mr. Mohlman's report on Form 4 Statement of Changes in Beneficial Ownership maintained on the SEC's website is http://www.sec.gov/Archives/edgar/data/1041580/000108417805000033/
xslF345X02/primary_doc.xml



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: October 6, 2005


                                   AMERICAN WATER STAR, INC.


                                   By: /s/ Roger Mohlman
                                   Name:   Roger Mohlman
                                   Title:  President and Chief
                                           Executive Officer